UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2014

Date of Report (Date of earliest event reported)

SPEED COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1303 E. Arapaho Road, Suite 200 Richardson, TX 75081
(Address of principal executive offices) (Zip Code)

(866) 377-3331

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 26, 2014, Speed Commerce, Inc. (the “Company”), filed a Current Report on Form 8-K (the “November 8-K”) reporting, among other things, that on November 21, 2014 the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Sigma Holdings, LLC. Under the Purchase Agreement, concurrent with the date of the Purchase Agreement, the Company purchased substantially all of the assets which were operated under the trade name Fifth Gear (the “Fifth Gear Assets”).

In the November 8-K, the Company also reported that the financial statements and pro forma financial information related to Fifth Gear Assets and required under Item 9.01 would be filed no later than 71 days following the date that the November 8-K was required to be filed. This Amendment No. 1 to the November 8-K contains the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The consolidated balance sheet of Sigma Holdings, LLC. as of December 31, 2013 and the related consolidated statements of income, members’ equity and cash flows for the year then ended and the independent auditor’s report required by this Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The condensed consolidated unaudited balance sheet of Sigma Holdings, LLC. as of September 30, 2014 and the related condensed consolidated unaudited statements of operations, changes in stockholders’ equity and cash flows for the three and nine months ended September 30, 2014 and September 30, 2013 required by this Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description

2.1*

Asset Purchase Agreement dated November 21, 2014, by and among Fifth Gear Acquisitions, Inc., Speed Commerce, Inc., Sigma Holdings, LLC, Sigma Micro, LLC and Lexton Group, L.L.C. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 26, 2014)

23.1	Consent of CliftonLarsonAllen, LLP

99.1	Financial Statements of Business Acquired

Report of Independent Public Accounting Firm

Consolidated balance sheet as of December 31, 2013, and related consolidated statements of income, members’ equity and cash flows for the year then ended.

99.2	Financial Statements of Business Acquired

Condensed consolidated unaudited balance sheet as of September 30, 2014, and related condensed consolidated unaudited statements of operations for the three and nine months ended September 30, 2014 and September 30, 2013 and cash flows for the nine months ended September 30, 2014

99.3	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2014, and statements of operations for the six months ended September 30, 2014 and the year ended March 31, 2014

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2015	SPEED COMMERCE, INC.

	By:	/s/ Terry J. Tuttle
	Name:	Terry J. Tuttle
	Title:	Chief Financial Officer